UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 11, 2017
Date of report (Date of earliest event reported)

PIPER JAFFRAY COMPANIES
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-31720	30-0168701
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Nicollet Mall, Suite 1000 Minneapolis, Minnesota	55402
(Address of Principal Executive Offices)	(Zip Code)

(612) 303-6000
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

(a)
The Company’s 2017 annual meeting of shareholders was held on May 11, 2017. The holders of 11,789,045 shares of common stock, 77.74 percent of the outstanding shares entitled to vote as of the record date, were represented at the meeting in person or by proxy.

(b)
At the annual meeting, Andrew S. Duff, William R. Fitzgerald, Michael E. Frazier, B. Kristine Johnson, Addison L. Piper, Sherry M. Smith, Philip E. Soran, Scott C. Taylor and Michele Volpi were elected as directors to serve a one-year term expiring at the annual meeting of shareholders in 2018. The following table shows the vote totals for each of these individuals:

Name	Votes For	Votes Against	Abstentions
Andrew S. Duff	10,055,159	355,301	14,556
William R. Fitzgerald	10,367,128	45,048	12,840
Michael E. Frazier	10,385,912	26,562	12,542
B. Kristine Johnson	10,273,795	138,436	12,785
Addison L. Piper	10,329,412	82,689	12,915
Sherry M. Smith	10,298,689	113,718	12,609
Philip E. Soran	10,395,876	16,663	12,477
Scott C. Taylor	10,325,668	86,815	12,533
Michele Volpi	10,271,826	83,704	69,486

Broker non-votes for each director totaled 1,364,029.

At the annual meeting, our shareholders also approved the proposal to ratify the selection of Ernst & Young LLP as the independent auditor for 2017. The following table indicates the specific voting results for this proposal:

Proposal	Votes For	Votes Against	Abstentions
Ratify the selection of Ernst & Young LLP as the independent auditor for 2017.	11,541,507	231,590	15,948

At the annual meeting, our shareholders also cast an advisory vote to approve the compensation of officers disclosed in the proxy statement, or a “say-on-pay” vote. The following table indicates the specific voting results for this proposal:

Proposal	Votes For	Votes Against	Abstentions
Advisory (non-binding) resolution approving the compensation of the officers disclosed in the proxy statement, or a “say-on-pay” vote.	9,929,328	470,171	25,517

Broker non-votes for this proposal totaled 1,364,029.

At the annual meeting, our shareholders also cast an advisory vote on the frequency of future "say-on-pay" votes. The following table indicates the specific voting results for this proposal:

Proposal	One Year	Two Years	Three Years	Abstentions
Advisory (non-binding) resolution on the frequency of future “say-on-pay” votes.	7,774,269	9,312	2,576,003	65,432

Broker non-votes for this proposal totaled 1,364,029.

(d)
Based on the results of the advisory vote recommending the frequency of future "say-on-pay" votes, the Board of Directors has determined to include a shareholder vote on executive compensation in its proxy materials on an annual basis.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIPER JAFFRAY COMPANIES

Date: May 12, 2017	By	/s/ John W. Geelan
John W. Geelan
General Counsel and Secretary